UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUND, INC.

WESTERN ASSET CORE BOND FUND

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 29.9%
CONSUMER DISCRETIONARY - 2.8%
Automobiles - 0.6%
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	$2,710,000	$2,720,664	(a)
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	3,980,000	4,152,330	(a)
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	2,350,000	2,565,549
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	5,040,000	5,702,054
Ford Motor Credit Co., LLC, Senior Notes	4.250%	9/20/22	710,000	727,579
Hyundai Capital America, Senior Notes	2.125%	10/2/17	1,190,000	1,190,168	(a)

Total Automobiles				17,058,344

Hotels, Restaurants & Leisure - 0.2%
Marriott International Inc.	5.810%	11/10/15	4,400,000	4,971,608

Household Durables - 0.0%
NVR Inc., Senior Notes	3.950%	9/15/22	950,000	974,128

Media - 1.4%
CBS Corp.	7.625%	1/15/16	2,750,000	3,183,166
Comcast Corp., Notes	6.500%	1/15/15	350,000	394,209
Comcast Corp., Notes	6.450%	3/15/37	105,000	135,243
Comcast Corp., Senior Notes	6.500%	1/15/17	1,500,000	1,817,484
Comcast Corp., Senior Notes	6.300%	11/15/17	3,120,000	3,844,155
Comcast Corp., Senior Notes	5.650%	6/15/35	3,330,000	3,899,184
Comcast Corp., Senior Notes	6.950%	8/15/37	290,000	394,794
Comcast Corp., Senior Notes	6.400%	3/1/40	910,000	1,186,600
News America Inc., Senior Notes	4.500%	2/15/21	60,000	67,717
News America Inc., Senior Notes	6.650%	11/15/37	700,000	888,260
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	4,040,000	5,188,697
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	5,590,000	5,826,412
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	2,810,000	3,825,930
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,750,000	2,348,889
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	120,000	132,310
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	1,420,000	1,850,678
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	3,160,000	3,715,967
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	230,000	260,265
Time Warner Inc., Senior Notes	4.750%	3/29/21	2,420,000	2,794,703
Time Warner Inc., Senior Notes	6.250%	3/29/41	300,000	380,068
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	270,000	295,650
WPP Finance UK, Senior Notes	8.000%	9/15/14	950,000	1,066,455

Total Media				43,496,836

Multiline Retail - 0.1%
Target Corp.	4.000%	6/15/13	4,445,000	4,550,698

Specialty Retail - 0.5%
Autozone Inc.	6.950%	6/15/16	5,620,000	6,664,190
Home Depot Inc.	5.250%	12/16/13	2,740,000	2,899,961
Home Depot Inc.	5.400%	3/1/16	4,250,000	4,917,114

Total Specialty Retail				14,481,265

TOTAL CONSUMER DISCRETIONARY				85,532,879

CONSUMER STAPLES - 2.8%
Beverages - 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	4,720,000	5,860,687
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,960,000	2,366,708
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	3,390,000	3,438,016
Diageo Finance BV	3.250%	1/15/15	4,070,000	4,300,085
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	3,610,000	3,763,530

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Beverages - continued
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	$410,000	$434,419
PepsiCo Inc., Senior Notes	0.700%	8/13/15	4,720,000	4,736,312
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	6,110,000	6,735,994	(a)

Total Beverages				31,635,751

Food & Staples Retailing - 0.6%
CVS Corp., Pass-through Certificates	6.117%	1/10/13	2,320,694	2,355,504	(a)
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	8,737,939	10,146,320
Safeway Inc., Senior Notes	3.950%	8/15/20	270,000	262,911
Safeway Inc., Senior Notes	4.750%	12/1/21	1,990,000	2,028,847
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	3,000,000	4,135,863

Total Food & Staples Retailing				18,929,445

Food Products - 0.4%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	3,592,000	4,269,099	(a)
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	3,550,000	3,750,898	(a)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	3,268,000	3,942,404

Total Food Products				11,962,401

Tobacco - 0.7%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,180,000	4,515,317
Altria Group Inc., Senior Notes	4.750%	5/5/21	4,350,000	4,976,700
Altria Group Inc., Senior Notes	2.850%	8/9/22	3,630,000	3,621,568
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	3,660,000	3,812,955
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	2,990,000	2,995,956
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	2,100,000	2,313,251

Total Tobacco				22,235,747

TOTAL CONSUMER STAPLES				84,763,344

ENERGY - 4.1%
Energy Equipment & Services - 0.1%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	2,950,000	3,615,874

Oil, Gas & Consumable Fuels - 4.0%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	433,000	501,716
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	8,640,000	10,416,540
Apache Corp., Senior Notes	3.250%	4/15/22	1,930,000	2,074,644
Apache Corp., Senior Notes	5.100%	9/1/40	3,280,000	3,935,629
Apache Corp., Senior Notes	4.750%	4/15/43	510,000	582,750
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	6,060,000	6,470,856
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	340,000	367,780
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	3,300,000	3,491,987
Conoco Funding Co.	7.250%	10/15/31	350,000	525,796
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	2,350,000	3,325,901
Devon Energy Corp., Senior Notes	3.250%	5/15/22	1,790,000	1,862,413
Devon Energy Corp., Senior Notes	5.600%	7/15/41	4,450,000	5,279,747
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,350,000	4,828,402
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	50,000	58,576
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	5,720,000	6,252,572
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	220,000	264,408
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	520,000	615,120
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	3,670,000	4,240,707
Hess Corp., Notes	7.875%	10/1/29	1,760,000	2,435,560
Hess Corp., Notes	7.300%	8/15/31	1,915,000	2,563,459
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,940,000	2,504,402
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	3,180,000	3,337,579
Noble Energy Inc., Senior Notes	4.150%	12/15/21	4,880,000	5,271,030
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	6,540,000	7,033,345
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,199,000	16,564,745
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,130,000	2,253,135
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	2,720,000	3,081,401
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	2,428,000	2,767,430

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	$6,930,000	$7,808,523
Shell International Finance BV, Senior Notes	4.375%	3/25/20	3,670,000	4,298,429
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	1,960,000	2,032,306	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	2,584,000	3,238,501
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	927,000	1,285,996

Total Oil, Gas & Consumable Fuels				121,571,385

TOTAL ENERGY				125,187,259

FINANCIALS - 12.5%
Capital Markets - 1.9%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	670,000	504,617	(b)
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	1,760,000	1,766,906
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	190,000	196,045
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	1,600,000	1,717,566
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	10,060,000	11,226,618
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	810,000	892,972
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	320,000	368,600
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	5,990,000	6,930,238
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	8,585,000	9,461,572
Lehman Brothers Holdings Capital Trust VII	5.857%	11/19/12	1,300,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	29,990,000	0	(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	11,920,000	0	(c)(d)(e)(f)
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	3,010,000	3,193,216
Morgan Stanley, Medium-Term Notes	0.905%	10/18/16	3,490,000	3,243,498	(b)
Morgan Stanley, Senior Notes	4.750%	3/22/17	500,000	536,081
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,270,000	2,450,933
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	2,290,000	2,370,585
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	3,940,000	4,354,669
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	2,990,000	2,986,690	(a)
UBS AG, Senior Notes	2.250%	1/28/14	2,810,000	2,854,423
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	1,580,000	1,690,665

Total Capital Markets				56,745,894

Commercial Banks - 3.6%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	2,270,000	2,295,574	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	2,350,000	2,487,242	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,540,000	1,657,145	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	100,000	129,913	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	4,480,000	4,445,594
BNP Paribas SA, Senior Notes	2.375%	9/14/17	3,860,000	3,876,679
Canadian Imperial Bank of Commerce, Senior Secured	2.000%	2/4/13	10,130,000	10,191,256	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	3,850,000	4,060,210	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	5,290,000	5,304,018
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	20,000	22,951	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	7,860,000	7,643,850	(a)(b)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,890,000	1,852,200	(a)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	17,170,000	1,008,738	(a)(c)(d)(h)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	1,900,000	1,919,114
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	5,230,000	5,492,755	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	6,053,000	7,952,129	(a)(b)(g)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	570,000	613,445	(a)(b)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	1,400,000	1,144,500	(b)(g)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	3,640,000	3,683,796

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	$3,800,000	$4,366,960
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	4,900,000	4,863,250	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	4,610,000	4,849,397	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	200,000	212,998	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/19/12	8,100,000	8,008,875	(b)(g)
Wachovia Corp., Senior Notes	5.750%	6/15/17	9,600,000	11,506,464
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	2,120,000	2,307,662
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	5,460,000	5,648,834
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	530,000	612,204
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	1,640,000	1,664,600

Total Commercial Banks				109,822,353

Consumer Finance - 1.5%
American Express Co., Senior Notes	8.125%	5/20/19	4,000,000	5,411,344
American Express Co., Subordinated Debentures	6.800%	9/1/66	5,350,000	5,724,500	(b)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	2,740,000	2,963,968
American Honda Finance Corp., Notes	1.000%	8/11/15	4,530,000	4,539,173	(a)
Capital One Financial Corp.	6.150%	9/1/16	2,770,000	3,161,960
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	7,830,000	9,080,592
HSBC Finance Corp., Subordinated Notes	6.375%	11/27/12	440,000	443,791
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	11,125,000	10,502,000
SLM Corp., Senior Notes	3.875%	9/10/15	3,370,000	3,472,926

Total Consumer Finance				45,300,254

Diversified Financial Services - 4.5%
Bank of America Corp.	5.750%	12/1/17	490,000	563,772
Bank of America Corp., Senior Notes	3.875%	3/22/17	1,020,000	1,097,661
Bank of America Corp., Senior Notes	5.000%	5/13/21	3,040,000	3,341,510
Citigroup Inc., Senior Notes	6.000%	12/13/13	8,800,000	9,332,963
Citigroup Inc., Senior Notes	6.375%	8/12/14	1,260,000	1,371,155
Citigroup Inc., Senior Notes	5.500%	10/15/14	860,000	927,372
Citigroup Inc., Senior Notes	6.010%	1/15/15	6,760,000	7,408,440
Citigroup Inc., Senior Notes	6.000%	8/15/17	3,330,000	3,878,757
Citigroup Inc., Senior Notes	5.875%	5/29/37	9,500,000	11,171,402
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	2,000,000	2,171,704
General Electric Capital Corp., Notes	5.300%	2/11/21	3,010,000	3,454,177
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	21,370,000	21,461,699
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	1,730,000	1,760,259
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	4,520,000	4,984,683
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	4,490,000	5,014,257
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	2,440,000	3,260,096
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	15,440,000	16,292,288	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,160,000	3,286,400	(a)(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	1,260,000	1,354,500	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	4,230,000	4,753,463	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	11,980,000	13,089,276
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	530,000	584,154
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	3,770,000	3,819,131
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	3,355,000	3,950,019
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	3,600,000	4,200,966	(a)
Patrons’ Legacy	5.775%	5/23/20	5,605,879	5,416,400	(a)(e)

Total Diversified Financial Services				137,946,504

Insurance - 0.7%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	7,160,000	7,231,600
American International Group Inc., Senior Notes	3.750%	11/30/13	1,600,000	1,642,469	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurancem - continued
ASIF Global Financing XIX	4.900%	1/17/13	$1,210,000	$1,216,050	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	8,560,000	8,980,133
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	2,710,000	3,721,323	(a)

Total Insurance				22,791,575

Thrifts & Mortgage Finance - 0.3%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	9,290,000	10,129,937

TOTAL FINANCIALS				382,736,517

HEALTH CARE - 1.5%
Biotechnology - 0.1%
Amgen Inc., Senior Notes	3.875%	11/15/21	3,000,000	3,223,563

Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	2,500,000	2,905,623

Health Care Providers & Services - 0.5%
AmerisourceBergen Corp.	5.875%	9/15/15	3,050,000	3,485,168
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,580,000	1,738,788
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	600,000	725,477
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,750,000	2,122,110
WellPoint Inc., Notes	5.875%	6/15/17	900,000	1,070,720
WellPoint Inc., Notes	7.000%	2/15/19	2,780,000	3,468,011
WellPoint Inc., Senior Notes	1.250%	9/10/15	1,030,000	1,037,191
WellPoint Inc., Senior Notes	3.700%	8/15/21	210,000	219,674
WellPoint Inc., Senior Notes	3.125%	5/15/22	2,270,000	2,265,828

Total Health Care Providers & Services				16,132,967

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	1,170,000	1,251,900

Pharmaceuticals - 0.7%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	8,040,000	8,692,237	(a)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	3,460,000	3,593,622
Pfizer Inc., Senior Notes	7.200%	3/15/39	2,310,000	3,620,528
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	3,040,000	3,816,692	(a)
Wyeth, Notes	5.950%	4/1/37	2,050,000	2,778,244

Total Pharmaceuticals				22,501,323

TOTAL HEALTH CARE				46,015,376

INDUSTRIALS - 1.8%
Aerospace & Defense - 0.4%
Boeing Co., Senior Notes	4.875%	2/15/20	5,060,000	6,133,924
Raytheon Co., Senior Notes	3.125%	10/15/20	1,250,000	1,340,713
United Technologies Corp., Senior Notes	3.100%	6/1/22	4,790,000	5,104,339

Total Aerospace & Defense				12,578,976

Air Freight & Logistics - 0.2%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,150,000	4,479,323

Airlines - 0.7%
Air 2 US, Notes	8.027%	10/1/19	4,552,998	4,644,058	(a)
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	1,871,245	2,039,658
Continental Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	545,351	583,525	(e)
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	1	1
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	2,541,813	2,770,576
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	3,537,295	3,802,592
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,955,562
US Airways Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	5,411,097	5,654,596

Total Airlines				22,450,568

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Building Products - 0.3%
Masco Corp.	7.125%	8/15/13	$3,320,000	$3,454,072
Masco Corp.	6.125%	10/3/16	4,120,000	4,534,641

Total Building Products				7,988,713

Commercial Services & Supplies - 0.1%
Waste Management Inc.	5.000%	3/15/14	3,440,000	3,645,798
Waste Management Inc., Senior Notes	7.375%	5/15/29	260,000	345,127

Total Commercial Services & Supplies				3,990,925

Machinery - 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	2,360,000	2,458,157

TOTAL INDUSTRIALS				53,946,662

MATERIALS - 1.8%
Chemicals - 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	1,040,000	1,179,850
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	680,000	787,849

Total Chemicals				1,967,699

Metals & Mining - 1.6%
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,560,000	1,637,629
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	4,780,000	5,200,430
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	7,680,000	8,143,081
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	540,000	528,541
Corporacion Nacional del Cobre, Senior Notes	4.750%	10/15/14	1,750,000	1,869,299	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	6,750,000	6,756,817
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	2,070,000	2,578,599
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	2,350,000	2,453,870
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	5,690,000	6,002,728
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	870,000	962,243
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	200,000	213,056
Vale Overseas Ltd., Notes	8.250%	1/17/34	775,000	1,003,520
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,199,000	6,019,808
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	6,742,000	7,086,927

Total Metals & Mining				50,456,548

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	1,980,000	2,067,552

TOTAL MATERIALS				54,491,799

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.4%
AT&T Inc., Global Notes	5.500%	2/1/18	5,610,000	6,805,407
AT&T Inc., Global Notes	5.600%	5/15/18	220,000	269,579
AT&T Inc., Global Notes	6.550%	2/15/39	2,160,000	2,927,861
AT&T Inc., Senior Notes	3.875%	8/15/21	1,040,000	1,177,193
AT&T Inc., Senior Notes	5.550%	8/15/41	1,059,000	1,318,242
BellSouth Corp.	5.200%	9/15/14	4,270,000	4,638,001
CenturyTel Inc.	6.000%	4/1/17	4,120,000	4,615,467
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	4,640,000	5,285,809
SBC Communications Inc., Notes	5.100%	9/15/14	4,920,000	5,349,565
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	440,000	442,200
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	930,000	912,562
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	4,428,000	5,534,500
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	2,450,000	3,420,590

Total Diversified Telecommunication Services				42,696,976

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wireless Telecommunication Services - 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	$2,710,000	$3,250,859
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	1,950,000	2,283,062
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	45,000	46,575

Total Wireless Telecommunication Services				5,580,496

TOTAL TELECOMMUNICATION SERVICES				48,277,472

UTILITIES - 1.0%
Electric Utilities - 0.7%
Duke Energy Corp., Senior Notes	3.550%	9/15/21	970,000	1,032,215
Exelon Corp., Bonds	5.625%	6/15/35	155,000	176,845
FirstEnergy Corp., Notes	7.375%	11/15/31	7,280,000	9,535,824
MidAmerican Energy Holdings Co., Senior Bonds	6.500%	9/15/37	630,000	843,629
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	2,000,000	2,628,590
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	5,650,000	7,219,140
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,200,000	1,222,042

Total Electric Utilities				22,658,285

Gas Utilities - 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	5,390,000	7,624,290

TOTAL UTILITIES				30,282,575

TOTAL CORPORATE BONDS & NOTES (Cost - $886,226,848)				911,233,883

ASSET-BACKED SECURITIES - 1.7%
Amortizing Residential Collateral Trust, 2002-BC1M A	0.497%	1/1/32	1,214,807	891,243	(b)(e)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.252%	7/25/32	1,531,948	1,228,421	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	2,030,000	2,157,212	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	1,750,000	1,839,513	(a)
Bayview Financial Acquisition Trust, 2005-B M1	0.666%	4/28/39	610,000	507,483	(b)
Bear Stearns Asset Backed Securities Trust, 2004-HE10 M1	1.192%	12/25/34	4,792,645	4,025,424	(b)
Brazos Student Loan Finance Corp., 2009-1 AS	2.951%	12/27/39	5,900,000	6,236,642	(b)
CDC Mortgage Capital Trust, 2002-HE1 A	0.837%	1/25/33	316,785	271,391	(b)
CIT Group Home Equity Loan Trust, 2002-1 AV	0.797%	3/25/33	23,449	23,257	(b)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.837%	9/25/33	345,395	309,392	(b)
Credit-Based Asset Servicing & Securitization LLC, 2006-MH1 M1	6.250%	10/25/36	3,715,000	3,624,187	(a)
EFS Volunteer No. 2 LLC, 2012-1 A2	1.567%	3/25/36	3,100,000	3,174,298	(a)(b)
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/26	156,858	13,909	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.740%	2/20/32	1,450,000	1,160,358	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.740%	3/13/32	2,100,000	1,755,569	(b)
GSAMP Trust, 2006-S4 A1	0.307%	5/25/36	1,386,458	212,233	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	4,060,000	4,454,392	(a)
Keycorp Student Loan Trust, 2002-A 1A2	0.617%	8/27/31	3,387,616	3,094,885	(b)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.739%	1/21/31	106,655	78,513	(b)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.377%	10/25/36	2,757,525	1,062,993	(b)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.997%	1/25/31	406,411	182,234	(b)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.897%	3/25/33	96,148	70,188	(b)
Residential Asset Securities Corp., 2001-KS2 AII	0.677%	6/25/31	202,353	151,235	(b)
Residential Asset Securities Corp., 2001-KS3 AII	0.677%	9/25/31	75,752	61,660	(b)
SACO I Trust, 2005-10 1A	0.737%	6/25/36	1,565,662	1,456,066	(b)
SACO I Trust, 2005-8 A1	0.777%	11/25/35	339,568	326,394	(b)
SLM Student Loan Trust, 2006-5 A5	0.561%	1/25/27	6,030,000	5,833,084	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
SLM Student Loan Trust, 2011-A A3	2.721%	1/15/43	$3,125,000	$3,166,288	(a)(b)
SLM Student Loan Trust, 2012-6 A3	0.970%	5/26/26	1,000,000	1,000,034	(b)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	2,860,597	2,835,104
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	1,951,327	1,962,557

TOTAL ASSET-BACKED SECURITIES (Cost - $53,255,519)				53,166,159

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.4%
American Home Mortgage Assets, 2006-4 1A12	0.427%	10/25/46	597,618	347,057	(b)
Banc of America Commercial Mortgage Inc., 2005-3 AM	4.727%	7/10/43	451,000	478,693
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	1,058,000	1,167,013	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.249%	11/25/34	8,401,649	8,445,590	(b)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A4	5.694%	6/11/50	270,000	317,131	(b)
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.387%	6/25/47	5,576,960	3,951,120	(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.617%	5/25/35	655,351	644,486	(a)(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.477%	7/25/35	5,848,955	4,096,181	(b)
Countrywide Home Loans, 2005-09 2A1	0.437%	5/25/35	4,327,509	2,957,709	(b)
Countrywide Home Loans, 2005-R3 AF	0.617%	9/25/35	1,039,912	867,840	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.517%	5/25/35	6,334,656	4,925,854	(b)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.588%	2/15/39	1,207,000	1,369,636	(b)
Credit Suisse Mortgage Capital Certificates, 2006-C5 A3	5.311%	12/15/39	580,000	659,737
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.667%	6/25/34	863,594	845,971	(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.509%	10/19/45	2,303,493	1,817,903	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	34,970	38,730
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	21,818	4,032
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	7,239,128	8,442,887
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	6.069%	11/15/36	2,008,739	340,399	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3256 S, IO	6.469%	12/15/36	2,139,680	393,673	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.809%	9/15/37	3,556,059	628,157	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.009%	1/15/40	1,396,140	202,211	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3631 SJ, IO	6.019%	2/15/40	3,408,404	602,074	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	3,100,000	3,536,344
Federal Home Loan Mortgage Corp. (FHLMC), 3788 IC, IO	6.000%	1/15/41	8,373,183	1,344,664
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	8,114,894	9,646,913
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.829%	8/15/39	4,982,003	719,454	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 SA, IO	5.829%	4/15/39	11,800,194	2,850,191	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4063 S, IO	5.729%	6/15/42	982,337	190,854	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal Home Loan Mortgage Corp. (FHLMC), 4068 DS, IO	5.779%	6/15/42	$4,265,673	$1,091,227	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4068 TS, IO	5.779%	6/15/42	3,770,505	964,956	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	5,876,271	773,514
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	4,409	4,177
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	10,664,575	12,432,495
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.844%	7/25/21	12,636,419	1,432,098	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.219%	1/25/20	20,410,763	1,235,361	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.403%	4/25/20	32,812,642	2,240,349	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.834%	6/25/20	35,956,807	3,434,990	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.447%	4/25/21	25,512,629	2,155,741	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.740%	10/25/21	7,802,067	854,943	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.606%	12/25/21	6,024,686	602,017	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K020 X1, IO	1.479%	5/25/22	3,310,000	354,898	(b)(e)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.256%	5/25/18	15,757,053	1,566,881	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.399%	6/25/21	13,354,594	1,144,128	(b)
Federal National Mortgage Association (FNMA), 2006-83 SG, IO	6.284%	9/25/36	3,701,171	678,781	(b)
Federal National Mortgage Association (FNMA), 2009-101 NS, IO	5.944%	12/25/39	3,654,694	474,206	(b)
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	6.264%	4/25/40	3,275,131	541,244	(b)
Federal National Mortgage Association (FNMA), 2010-027 SG, IO	4.784%	4/25/40	16,288,287	1,741,127	(b)
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.434%	9/25/40	3,529,924	646,200	(b)
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.284%	10/25/40	5,832,862	867,771	(b)
Federal National Mortgage Association (FNMA), 2010-123 PM	4.000%	7/25/40	6,500,000	7,172,392
Federal National Mortgage Association (FNMA), 2010-136 SA, IO	5.784%	12/25/40	4,158,872	730,055	(b)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.314%	12/25/40	2,080,267	307,290	(b)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.314%	1/25/41	4,834,146	853,762	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2011-53 ST, IO	5.704%	6/25/41	$6,373,177	$941,676	(b)
Federal National Mortgage Association (FNMA), 2011-59 SW, IO	6.424%	7/25/41	2,967,679	445,773	(b)
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.464%	7/25/41	5,649,509	915,850	(b)
Federal National Mortgage Association (FNMA), 2011-87 SJ, IO	5.734%	9/25/41	10,356,030	1,827,775	(b)
Federal National Mortgage Association (FNMA), 2011-96 BS, IO	6.214%	5/25/41	6,520,818	1,233,919	(b)
Federal National Mortgage Association (FNMA), 2012-09 MS, IO	6.484%	2/25/27	3,706,293	773,842	(b)
Federal National Mortgage Association (FNMA), 2012-16 ST, IO	6.234%	3/25/42	1,110,611	220,501	(b)
Federal National Mortgage Association (FNMA), 2012-17 SA, IO	6.484%	7/25/26	5,492,170	1,052,577	(b)
Federal National Mortgage Association (FNMA), 2012-25 B	6.500%	3/25/42	6,600,000	7,808,275
Federal National Mortgage Association (FNMA), 2012-28 B	6.500%	6/25/39	1,900,000	2,133,117
Federal National Mortgage Association (FNMA), 2012-35 MB	5.500%	4/25/42	25,100,000	28,329,918
Federal National Mortgage Association (FNMA), 2012-46 BA	6.000%	5/25/42	6,900,000	7,790,052
Federal National Mortgage Association (FNMA), 2012-51 B	7.000%	5/25/42	3,100,000	3,692,289
Federal National Mortgage Association (FNMA), 2012-63 DS, IO	6.334%	3/25/39	5,430,313	1,195,849	(b)
Federal National Mortgage Association (FNMA), 2012-66 SA, IO	5.784%	6/25/42	6,760,311	1,083,962	(b)
Federal National Mortgage Association (FNMA), 2012-74 AI, IO	3.000%	7/25/27	4,579,826	624,289
Federal National Mortgage Association (FNMA), 2012-74 OA, PO	0.000%	3/25/42	400,000	363,698
Federal National Mortgage Association (FNMA), 2012-74 SA, IO	6.434%	3/25/42	5,300,000	1,103,062	(b)
Federal National Mortgage Association (FNMA), 2012-75 AO, PO	0.000%	3/25/42	300,000	272,773
Federal National Mortgage Association (FNMA), 2012-75 AS, IO	6.434%	3/25/42	1,600,000	312,260	(b)
Federal National Mortgage Association (FNMA), 2012-75 NS, IO	6.384%	7/25/42	1,853,632	398,708	(b)
Federal National Mortgage Association (FNMA), 2012-76 AC	6.500%	7/25/42	9,210,000	10,731,602
Federal National Mortgage Association (FNMA), 2012-83 YS, IO	5.184%	8/25/42	2,492,634	527,870	(b)
Federal National Mortgage Association (FNMA), 2012-84 KS, IO	5.784%	8/25/42	10,403,711	1,439,772	(b)
Federal National Mortgage Association (FNMA), 2012-93 IB, IO	3.000%	9/25/27	3,771,285	476,051
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	3,109,883	407,860
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	1,302,477	151,840
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	662,204	76,776	(b)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	629,265	68,710	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	$635,594	$89,141
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	3,886,467	543,906
Federal National Mortgage Association (FNMA), 409 C01, IO	3.000%	11/25/26	10,234,350	926,432
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	8,867,931	857,212
Federal National Mortgage Association (FNMA), 409 C15, IO	4.000%	11/25/39	2,728,189	309,255
Federal National Mortgage Association (FNMA), IO	9.500%	2/1/17	3,508	496
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	3	65
Federal National Mortgage Association (FNMA), IO PAC	1,009.250%	8/25/21	163	4,306
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	25,769	24,473
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	6,152,125	660,650
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	5,767,270	805,042
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	2,230,000	2,533,251
Government National Mortgage Association (GNMA), 2009-087 SI, IO	6.532%	2/20/35	3,074,612	550,626	(b)
Government National Mortgage Association (GNMA), 2009-106 PD	4.500%	4/20/38	3,000,000	3,408,408
Government National Mortgage Association (GNMA), 2009-106 SC, IO, PAC	6.132%	11/20/39	2,705,158	432,277	(b)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.332%	11/20/38	2,377,823	342,000	(b)
Government National Mortgage Association (GNMA), 2010-014 SH, IO	5.779%	2/16/40	1,753,019	329,070	(b)
Government National Mortgage Association (GNMA), 2010-020 SC, IO	5.932%	2/20/40	8,251,083	1,405,664	(b)
Government National Mortgage Association (GNMA), 2010-020 SE, IO	6.032%	2/20/40	9,854,663	1,623,798	(b)
Government National Mortgage Association (GNMA), 2010-026 QS, IO	6.032%	2/20/40	74,182	13,015	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.282%	3/20/39	1,947,522	311,752	(b)
Government National Mortgage Association (GNMA), 2010-035 AS, IO	5.532%	3/20/40	12,904,977	2,174,405	(b)
Government National Mortgage Association (GNMA), 2010-035 DS, IO	5.462%	3/20/40	11,157,845	1,861,752	(b)
Government National Mortgage Association (GNMA), 2010-037 SG, IO	5.482%	3/20/40	3,012,100	500,705	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.262%	4/20/40	844,003	154,970	(b)
Government National Mortgage Association (GNMA), 2010-042 PC	5.000%	7/20/39	5,000,000	6,098,170
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.329%	4/16/34	1,579,243	97,879	(b)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.332%	12/20/38	714,980	101,324	(b)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.282%	5/20/40	3,163,918	575,220	(b)
Government National Mortgage Association (GNMA), 2010-059 LB	4.500%	10/20/39	2,900,000	3,302,511

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2010-059 PB	4.500%	7/20/39	$6,700,000	$7,633,256
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.282%	5/20/40	4,547,762	734,270	(b)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.282%	5/20/40	1,001,676	160,821	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.432%	1/20/40	1,240,026	211,706	(b)
Government National Mortgage Association (GNMA), 2010-086 PB	4.500%	10/20/39	17,505,000	19,965,765
Government National Mortgage Association (GNMA), 2010-093 PS, IO	6.482%	6/20/35	2,193,132	257,443	(b)
Government National Mortgage Association (GNMA), 2010-101 NI, IO	5.000%	11/20/36	4,676,371	425,864
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.782%	9/20/40	4,174,915	677,895	(b)
Government National Mortgage Association (GNMA), 2010-121 SE, IO	5.782%	9/20/40	3,692,622	610,229	(b)
Government National Mortgage Association (GNMA), 2010-167 US, IO	6.412%	11/20/38	1,541,436	196,615	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.785%	3/20/60	641,035	642,108	(b)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.235%	5/20/60	1,570,820	1,603,762	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.594%	8/20/58	926,106	920,965	(b)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.644%	12/20/60	5,014,812	4,986,850	(b)
Government National Mortgage Association (GNMA), 2011-004 PS, IO	5.962%	9/20/40	2,481,167	366,161	(b)
Government National Mortgage Association (GNMA), 2011-011 SA, IO	5.782%	1/20/41	2,912,453	453,546	(b)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.779%	3/16/41	828,429	110,616	(b)
Government National Mortgage Association (GNMA), 2011-032 SD, IO	5.782%	3/20/41	1,473,371	242,274	(b)
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.909%	2/16/36	6,101,508	734,844	(b)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.479%	12/16/36	2,814,562	384,652	(b)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	5,900,000	6,788,038
Government National Mortgage Association (GNMA), 2011-H08 FG	0.724%	3/20/61	4,592,630	4,590,246	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.744%	3/20/61	3,606,954	3,608,822	(b)
Government National Mortgage Association (GNMA), 2012-66 CI, IO	3.500%	2/20/38	4,822,947	861,152
Government National Mortgage Association (GNMA), 2012-74 LS, IO	5.882%	6/20/42	3,861,214	980,165	(b)
Government National Mortgage Association (GNMA), 2012-81 AI, IO	3.500%	4/20/27	2,051,523	265,407
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.437%	6/25/45	4,473,966	3,452,291	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.477%	10/25/45	804,148	580,601	(b)
Greenwich Capital Commercial Funding Corp., 2006-GG7	6.065%	7/10/38	4,000,000	4,636,556	(b)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	6.065%	7/10/38	1,710,000	1,876,831	(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.567%	3/25/35	9,954,737	8,231,851	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	$1,526,315	$1,560,629
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.559%	6/20/35	618,197	562,269	(b)
IMPAC Secured Assets Corp., 2006-2 2A1	0.567%	8/25/36	1,454,867	1,463,466	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP7 A4	6.061%	4/15/45	1,100,000	1,268,676	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 A4	5.399%	5/15/45	1,550,000	1,790,016
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	805,000	894,274
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	2,930,000	3,345,266
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	2,380,000	2,824,206	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.780%	7/15/46	30,930,176	2,192,764	(a)(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.843%	6/15/36	2,287,974	2,201	(a)(b)(d)
LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	804,000	928,361
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	1,980,000	2,340,307	(b)
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	2,940,000	3,501,981	(b)
Luminent Mortgage Trust, 2007-2 2A1	0.447%	5/25/37	214,628	120,328	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.346%	12/25/34	114,660	106,102	(b)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	653,980	657,538	(a)
Merrill Lynch Mortgage Investors Inc., 1998-C1 A3	6.720%	11/15/26	1,417,621	1,567,988	(b)
Merrill Lynch Mortgage Investors Inc., 2005-A3 A1	0.487%	4/25/35	415,712	360,912	(b)
MLCC Mortgage Investors Inc., 2003-B A1	0.897%	4/25/28	1,341,457	1,323,135	(b)
MLCC Mortgage Investors Inc., 2006-1 1A	2.676%	2/25/36	342,839	301,140	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	2.100%	8/15/45	9,362,692	1,066,289	(a)(b)
Morgan Stanley Capital I, 2007-IQ16 A4	5.809%	12/12/49	1,910,000	2,265,695
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	2.731%	7/25/35	2,266,043	1,811,973	(b)
Opteum Mortgage Acceptance Corp., 2005-2 AI3	0.537%	4/25/35	6,446,350	6,156,374	(b)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	10,882,523	10,557,560	(a)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	4,496,418	4,412,425	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	31,642,201	30,395,593	(a)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	9,688,864	9,989,810
Structured ARM Loan Trust, 2005-19XS 1A1	0.537%	10/25/35	862,058	648,800	(b)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	5,134,625	5,273,532
Structured Mortgage Asset Residential Trust, 1991-8 E, IO	0.015%	1/25/23	178,000	33	(b)(d)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 A3	5.765%	7/15/45	630,000	725,010	(b)
Wachovia Bank Commercial Mortgage Trust, 2006-C29 A4	5.308%	11/15/48	786,000	908,934
Wachovia Bank Commercial Mortgage Trust, 2007-C34 A3	5.678%	5/15/46	4,356,000	5,108,760
WaMu Mortgage Pass-Through Certificates, 2003-S7 A1	4.500%	8/25/18	833,052	858,034
Washington Mutual Inc. Pass-Through Certificates, 2005-AR1 A2A1	0.557%	1/25/45	628,622	584,707	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.487%	12/25/45	11,243,112	10,243,318	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	2.667%	4/25/36	$2,038,655	$1,828,822	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $412,644,934)				409,710,358

MORTGAGE-BACKED SECURITIES - 24.8%
FHLMC - 5.1%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/13-5/1/29	245,696	265,420
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-8/1/35	10,436,680	11,455,815
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-8/1/33	4,971,639	5,414,629
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-5/1/32	1,104,520	1,308,947
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32-9/1/39	1,479,764	1,685,175
Federal Home Loan Mortgage Corp. (FHLMC)	2.518%	10/1/35	1,034,985	1,103,124	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	3.050%	8/1/37	4,526,875	4,878,031	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	6/1/42	298,589	323,853
Federal Home Loan Mortgage Corp. (FHLMC), Bonds	4.000%	3/1/42	3,271,829	3,522,803
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25	22,643,908	24,106,664
Federal Home Loan Mortgage Corp. (FHLMC), Gold	2.500%	11/19/27	37,800,000	39,607,311	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/42	398,372	443,474
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	7/1/42	6,770,451	7,343,295
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/42	6,500,000	7,245,469	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	10/11/42	27,600,000	29,096,439	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	10/11/42	13,300,000	14,260,094	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/11/42	2,500,000	2,687,110	(i)

Total FHLMC				154,747,653

FNMA - 13.7%
Federal National Mortgage Association (FNMA)	7.000%	11/1/12-2/1/39	15,627,073	18,677,149
Federal National Mortgage Association (FNMA)	8.000%	5/1/15	3,164	3,174
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-9/1/41	30,944,636	33,964,667
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-8/1/42	46,556,075	50,382,562
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-1/1/39	24,023,261	26,257,621
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-5/1/28	241,893	260,990
Federal National Mortgage Association (FNMA)	6.000%	1/1/26-12/1/39	32,985,145	36,656,699
Federal National Mortgage Association (FNMA)	3.000%	10/16/27-10/11/42	49,100,000	52,006,188	(i)
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-3/1/32	61,744	71,499
Federal National Mortgage Association (FNMA)	3.124%	6/1/35	3,296,898	3,533,786	(b)
Federal National Mortgage Association (FNMA)	2.698%	7/1/35	814,945	875,094	(b)
Federal National Mortgage Association (FNMA)	2.753%	8/1/35	505,973	541,411	(b)
Federal National Mortgage Association (FNMA)	2.585%	9/1/35	1,016,105	1,086,585	(b)
Federal National Mortgage Association (FNMA)	2.601%	9/1/35	1,898,955	2,033,937	(b)
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-11/1/38	22,424,686	24,717,526
Federal National Mortgage Association (FNMA)	2.145%	10/1/35	4,506,711	4,722,460	(b)
Federal National Mortgage Association (FNMA)	2.467%	10/1/35	862,558	922,824	(b)
Federal National Mortgage Association (FNMA)	2.471%	10/1/35	737,692	789,998	(b)
Federal National Mortgage Association (FNMA)	2.487%	10/1/35	992,026	1,058,694	(b)
Federal National Mortgage Association (FNMA)	3.173%	10/1/35	941,011	1,006,671	(b)
Federal National Mortgage Association (FNMA)	2.110%	11/1/35	1,850,242	1,943,761	(b)
Federal National Mortgage Association (FNMA)	2.116%	11/1/35	1,673,758	1,755,327	(b)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
FNMA - continued
Federal National Mortgage Association (FNMA)	2.117%	11/1/35	$2,112,103	$2,220,041	(b)
Federal National Mortgage Association (FNMA)	2.129%	11/1/35	2,054,343	2,158,717	(b)
Federal National Mortgage Association (FNMA)	2.149%	11/1/35	1,373,802	1,442,688	(b)
Federal National Mortgage Association (FNMA)	2.132%	2/1/37	10,998,270	11,649,032	(b)
Federal National Mortgage Association (FNMA)	3.500%	6/1/42-10/1/42	35,129,434	38,067,601
Federal National Mortgage Association (FNMA)	2.500%	10/11/42	7,600,000	7,844,625	(i)
Federal National Mortgage Association (FNMA)	3.500%	10/11/42	1,000,000	1,072,500	(i)
Federal National Mortgage Association (FNMA)	4.500%	10/11/42	61,100,000	66,131,206	(i)
Federal National Mortgage Association (FNMA)	2.500%	12/12/42	22,600,000	23,278,000	(e)(i)

Total FNMA				417,133,033

GNMA - 6.0%
Government National Mortgage Association (GNMA)	8.000%	10/15/16-7/15/17	48,525	50,412
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	105,743	120,626
Government National Mortgage Association (GNMA)	7.000%	6/15/23-5/15/32	143,683	169,003
Government National Mortgage Association (GNMA)	6.500%	10/15/23-10/20/37	22,943,944	26,935,759
Government National Mortgage Association (GNMA)	6.000%	3/15/26-11/20/40	28,564,507	32,393,313
Government National Mortgage Association (GNMA)	5.500%	1/15/33	89,589	100,298
Government National Mortgage Association (GNMA)	5.000%	10/20/39-11/20/40	17,757,872	19,759,682
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	20,558,065	22,770,606
Government National Mortgage Association (GNMA)	3.000%	10/18/42	3,000,000	3,212,344	(i)
Government National Mortgage Association (GNMA)	3.500%	10/18/42	10,800,000	11,834,437	(i)
Government National Mortgage Association (GNMA)	4.000%	10/18/42	100,000	110,250	(i)
Government National Mortgage Association (GNMA)	6.000%	10/18/42	2,700,000	3,050,578	(i)
Government National Mortgage Association (GNMA) II	3.000%	10/18/42	8,600,000	9,211,406	(i)
Government National Mortgage Association (GNMA) II	3.500%	10/18/42	28,200,000	30,843,747	(i)
Government National Mortgage Association (GNMA) II	4.000%	10/18/42	20,300,000	22,342,688	(i)
Government National Mortgage Association (GNMA) II	5.500%	10/18/42	900,000	1,003,043	(i)

Total GNMA				183,908,192

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $734,936,285)				755,788,878

MUNICIPAL BONDS - 0.7%
Ohio - 0.1%
Student Loan Funding Corp., Cincinnati Ohio Student Loan Revenue	0.263%	9/1/47	1,100,000	1,090,722	(b)(e)(j)

Pennsylvania - 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.061%	5/1/46	12,550,000	11,741,780	(b)(e)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.185%	5/1/46	6,325,000	5,913,995	(b)(e)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.928%	6/1/47	400,000	373,535	(b)(e)

Total Pennsylvania				18,029,310

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Texas - 0.0%
Brazos Higher Education Authority Inc., Student Loan Revenue Note	1.700%	6/25/42	900,000	808,958	(b)(e)

TOTAL MUNICIPAL BONDS (Cost - $18,961,055)				19,928,990

SOVEREIGN BONDS - 0.0%
Mexico - 0.0%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000	187,040
United Mexican States, Senior Notes	4.750%	3/8/44	404,000	449,450

TOTAL SOVEREIGN BONDS (Cost - $601,720)				636,490

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 23.7%
U.S. Government Agencies - 3.5%
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.625%	11/23/35	12,290,000	14,143,049
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	13,675,000	20,984,424
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	27,330,000	24,041,600
Financing Corp. (FICO) Strip	0.000%	4/5/19	1,150,000	1,039,457
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	5,910,000	5,404,997
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	1,670,000	1,556,694
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,280,000	5,815,456
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	10,100,000	9,297,373
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	4,920,000	4,457,274
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	820,000	737,455
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,060,000	4,697,562
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	5,990,000	5,513,987
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	310,000	276,089
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,810,723
Tennessee Valley Authority, Notes	5.250%	9/15/39	4,700,000	6,230,423

Total U.S. Government Agencies				108,006,563

U.S. Government Obligations - 20.2%
U.S. Treasury Bonds	3.125%	11/15/41	73,110,000	77,884,960
U.S. Treasury Bonds	3.125%	2/15/42	13,470,000	14,328,713
U.S. Treasury Bonds	3.000%	5/15/42	700,000	725,813
U.S. Treasury Bonds	2.750%	8/15/42	43,760,000	43,035,247
U.S. Treasury Notes	0.500%	5/31/13	420,000	420,902
U.S. Treasury Notes	0.250%	6/30/14	260,000	260,051
U.S. Treasury Notes	0.250%	8/31/14	1,300,000	1,300,254
U.S. Treasury Notes	0.250%	9/15/14	270,000	270,021
U.S. Treasury Notes	1.000%	9/30/16	32,470,000	33,159,987
U.S. Treasury Notes	0.750%	6/30/17	4,180,000	4,211,676
U.S. Treasury Notes	0.625%	8/31/17	93,340,000	93,398,337
U.S. Treasury Notes	1.875%	8/31/17	36,290,000	38,521,254
U.S. Treasury Notes	1.250%	4/30/19	96,900,000	98,716,875
U.S. Treasury Notes	1.000%	8/31/19	111,510,000	111,231,225
U.S. Treasury Notes	2.000%	11/15/21	1,565,000	1,633,835	(k)
U.S. Treasury Notes	1.750%	5/15/22	84,330,000	85,515,848

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - continued
U.S. Treasury Notes	1.625%	8/15/22	$10,330,000	$10,318,699

Total U.S. Government Obligations				614,933,697

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $699,405,776)				722,940,260

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.6%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	20,639,020	28,014,250	(k)(l)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	16,011,112	21,037,096	(k)

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $35,754,578)				49,051,346

			SHARES
CONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA) (Cost - $4,079,484)	5.375%		44	79,200	*

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 2-Year Futures, Put @ $98.75		12/14/12	775	4,844
Eurodollar Mid Curve 2-Year Futures, Put @ $99.13		12/14/12	185	4,625

TOTAL PURCHASED OPTIONS (Cost - $486,958)				9,469

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,846,353,157)				2,922,545,033

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 14.3%
U.S. Government Agencies - 10.9%
Federal Home Loan Bank (FHLB), Discount Notes	0.085%	10/2/12	$20,000,000	19,999,953	(m)
Federal Home Loan Bank (FHLB), Discount Notes	0.090%	12/28/12	63,065,000	63,058,820	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	10/11/12	50,000,000	49,998,333	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	10/16/12	25,000,000	24,998,958	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.100 - 0.140%	10/15/12	155,000,000	154,992,650	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.150%	1/16/13	20,000,000	19,997,020	(m)

Total U.S. Government Agencies (Cost - $333,032,104)				333,045,734

Repurchase Agreements - 3.4%
Barclays Capital Inc. tri-party repurchase agreement dated 9/28/12; Proceeds at maturity - $101,582,270; (Fully collateralized by U.S. government obligations, 1.250% due 10/31/15; Market value - $103,612,620 (Cost - $101,581,000)	0.150%	10/1/12	101,581,000	101,581,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $434,613,104)				434,626,734

TOTAL INVESTMENTS - 110.1% (Cost - $3,280,966,261#)				3,357,171,767
Liabilities in Excess of Other Assets - (10.1)%				(307,474,312)

TOTAL NET ASSETS - 100.0%				$3,049,697,455

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

(c)	The coupon payment on these securities is currently in default as of September 30, 2012.

(d)	Illiquid security.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	The maturity principal is currently in default as of September 30, 2012.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(k)	All or a portion of this security is held by the custodian as collateral for open swap contracts.

(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(m)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	$98.25	775	$4,844
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.63	185	1,156
U.S. Treasury 30-Year Notes Futures, Call	11/23/12	155.00	225	126,562
U.S. Treasury 30-Year Notes Futures, Put	11/23/12	141.00	225	84,375

		STRIKE RATE	NOTIONAL PAR
Interest rate swaption with JPMorgan Securities Inc., Call	10/7/13	4.86%	25,300,000	$6,763,064
Interest rate swaption with JPMorgan Securities Inc., Put	10/7/13	4.86	25,300,000	15,124

TOTAL WRITTEN OPTIONS (Premiums received - $3,496,811)				$6,995,125

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Bond Fund (formerly known as Western Asset Core Bond Portfolio) (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$905,817,483	$5,416,400	$911,233,883
Asset-backed securities	—	52,274,916	891,243	53,166,159
Collateralized mortgage obligations	—	409,710,358	—	409,710,358
Mortgage-backed securities	—	755,788,878	—	755,788,878
Municipal bonds	—	19,928,990	—	19,928,990
Sovereign bonds	—	636,490	—	636,490
U.S. government & agency obligations	—	722,940,260	—	722,940,260
U.S. treasury inflation protected securities	—	49,051,346	—	49,051,346
Convertible preferred stocks	—	79,200	—	79,200
Purchased options	$9,469	—	—	9,469

Total long-term investments	$9,469	$2,916,227,921	$6,307,643	$2,922,545,033

Short-term investments†	—	434,626,734	—	434,626,734

Total investments	$9,469	$3,350,854,655	$6,307,643	$3,357,171,767

Other financial instruments:
Futures contracts	$160,640	—	—	$160,640
Credit default swaps on corporate issues - sell protection	—	$59,450	—	59,450
Credit default swaps on corporate issues - buy protection	—	375,277	—	375,277
Credit default swaps on credit indices - sell protection‡	—	682,885	—	682,885
Credit default swaps on credit indices - buy protection‡	—	794,750	—	794,750

Total other financial instruments	$160,640	$1,912,362	—	$2,073,002

Total	$170,109	$3,352,767,017	$6,307,643	$3,359,244,769

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	$216,937	$6,778,188	—	$6,995,125
Futures contracts	1,916,630	—	—	1,916,630

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Interest rate swaps‡	—	6,201,715	—	6,201,715
Credit default swaps on corporate issues - sell protection‡	—	301,701	—	301,701
Credit default swaps on corporate issues - buy protection	—	227,543	—	227,543
Credit default swaps on credit indices - sell protection‡	—	821,902	—	821,902
Total return swaps‡	—	23,980	—	23,980

Total	$2,133,567	$14,355,029	—	$16,488,596

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is

Notes to Schedule of Investments (unaudited) (continued)

exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2012, the total notional value of all credit default swaps to sell protection is $32,254,749. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Notes to Schedule of Investments (unaudited) (continued)

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

Notes to Schedule of Investments (unaudited) (continued)

(j) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held written options, credit default swaps, interest rate swaps and total return swaps with credit related contingent features which had a liability position of $14,571,966. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of September 30, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $12,662,676, which could be used to reduce the required payment.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$159,420,650
Gross unrealized depreciation	(83,215,144)

Net unrealized appreciation	$76,205,506

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-day Eurodollar	231	6/13	$57,542,851	$57,553,650	$10,799
U.S. Treasury Ultra Long-Term Bonds	175	12/12	29,133,521	28,913,281	(220,240)

					$(209,441)

Contracts to Sell:
90-day Eurodollar	231	6/14	57,480,712	57,498,788	(18,076)
U.S. Treasury 2-Year Notes	70	12/12	15,433,243	15,437,188	(3,945)
U.S. Treasury 5-Year Notes	295	12/12	36,607,940	36,766,680	(158,740)
U.S. Treasury 10-Year Notes	2,064	12/12	273,996,121	275,511,750	(1,515,629)
U.S. Treasury 30-Year Bonds	460	12/12	68,862,341	68,712,500	149,841

					$(1,546,549)

Net unrealized loss on open futures contracts					$(1,755,990)

During the period ended September 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of December 31, 2011	339,480,175	$15,910,511
Options written	104,414,877	2,203,582
Options closed	(393,292,660)	(14,252,301)
Options exercised	—	—
Options expired	(982)	(364,981)

Written options, outstanding as of September 30, 2012	50,601,410	$3,496,811

At September 30, 2012, the Fund held TBA securities with a total cost of $315,324,726.

At September 30, 2012, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Banc of America Securities LLC	$2,740,000	12/16/13	5.381% semi-annually	3-Month LIBOR	—	$(167,700)
Banc of America Securities LLC	4,400,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	(601,734)
Banc of America Securities LLC	2,750,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(449,248)
Banc of America Securities LLC	4,120,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(797,272)
Credit Suisse	3,020,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(123,963)
Credit Suisse	3,290,000	3/15/14	5.131% semi-annually	3-Month LIBOR	—	(230,943)
Credit Suisse	3,050,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(425,394)
Credit Suisse	2,420,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(497,689)
Deutsche Bank AG	5,620,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(966,003)
Deutsche Bank AG	4,120,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(880,086)
JPMorgan Chase & Co.	4,270,000	9/15/14	5.000% semi-annually	3-Month LIBOR	—	(388,227)
JPMorgan Chase Bank	1,760,000	6/30/14	0.450% semi-annually	3-month LIBOR	$256	(3,393)
RBS Greenwich	4,250,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(670,319)

Total	$45,810,000				$256	$(6,201,971)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2012[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	$1,700,000	3/20/15	1.49%	2.930% quarterly	$59,450	—	$59,450
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	5,720,000	6/20/18	2.00%	1.000% quarterly	(301,701)	$(195,371)	(106,330)

Total	$7,420,000				$(242,251)	$(195,371)	$(46,880)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2012[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (Home Depot Inc., 5.875%, due 12/16/36)	$2,740,000	12/20/13	0.12%	0.635% quarterly	$(17,540)	—	$(17,540)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12 )	4,400,000	12/20/15	0.58%	0.730% monthly	(20,829)	—	(20,829)
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	4,120,000	12/20/16	2.03%	1.040% quarterly	164,246	—	164,246
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	2,750,000	12/20/15	0.53%	1.130% quarterly	(53,259)	—	(53,259)
Credit Suisse (AmerisourceBergen Corp., 5.875%, due 9/15/15)	3,050,000	9/20/15	0.41%	0.900% quarterly	(44,157)	—	(44,157)
Credit Suisse (Masco Corp., 5.875%, due 7/15/12)	3,320,000	9/20/13	0.53%	0.750% quarterly	(7,123)	—	(7,123)
Credit Suisse (Southwest Airlines Co., 5.250%, due 10/1/14)	2,420,000	3/20/17	1.34%	0.690% quarterly	68,091	—	68,091
Credit Suisse (Waste Management Inc., 5.000%, due 3/15/14)	3,290,000	3/20/14	0.31%	0.490% quarterly	(8,901)	—	(8,901)
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	5,620,000	6/20/16	0.33%	0.580% quarterly	(52,011)	—	(52,011)
Deutsche Bank AG (CenturyTel Inc., 7.875%, due 8/15/12)	4,120,000	3/20/17	1.70%	0.890% quarterly	142,723	—	142,723
JPMorgan Chase & Co. (Bell South Corp., 6.000%, due 11/15/34)	4,270,000	9/20/14	0.28%	0.280% quarterly	217	—	217
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	4,250,000	3/20/16	0.32%	0.480% monthly	(23,723)	—	(23,723)

Total	$44,350,000				$147,734	—	$147,734

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (PrimeX.FRM.1)	$7,216,749	7/25/36	4.420% monthly	$682,885	$622,934	$59,951
Bank of America Securities LLC (CMBX 2 2006-2 AAA Index)	2,786,000	3/15/49	0.070% quarterly	(104,475)	(160,661)	56,186

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse (CMBX 2 2006-2 AAA Index)	2,193,000	3/15/49	0.070% monthly	(82,238)	(126,511)	44,273
Credit Suisse (CMBX 4 2007-2 AAA Index)	1,370,000	2/17/51	0.350% monthly	(85,910)	(109,956)	24,046
Credit Suisse (CMBX NA AM 1)	1,339,000	10/12/52	0.500% monthly	(75,430)	(120,758)	45,328
Credit Suisse (CMBX NA AM 1)	4,208,000	10/12/52	0.500% monthly	(237,051)	(180,365)	(56,686)
Goldman Sachs Group Inc. (CMBX NA AM 1)	1,180,000	10/12/52	0.500% monthly	(66,473)	(106,060)	39,587
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	1,220,000	3/15/49	0.070% monthly	(45,750)	(65,892)	20,142
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	3,322,000	3/15/49	0.070% monthly	(124,575)	(187,591)	63,016

Total	$24,834,749			$(139,017)	$(434,860)	$295,843

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse (CMBX 1 2006-1 AAA Index)	$3,305,803	10/12/52	0.100% monthly	$79,684	$130,496	$(50,812)
Credit Suisse (CMBX 1 2006-1 AAA Index)	2,295,143	10/12/52	0.100% monthly	55,323	87,470	(32,147)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	6,202,363	10/12/52	0.100% monthly	149,503	272,873	(123,370)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	9,497,213	10/12/52	0.100% monthly	228,923	485,488	(256,565)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	2,843,787	10/12/52	0.100% monthly	68,547	113,986	(45,439)
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	3,410,354	10/12/52	0.100% monthly	82,204	113,753	(31,549)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	5,416,737	10/12/52	0.100% quarterly	130,566	206,370	(75,804)

Total	$32,971,400			$794,750	$1,410,436	$(615,686)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc.	$868,422	1/12/41	1-Month LIBOR	IOS.FN30.400.10	$(160)	$(23,820)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market value (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2012, the Fund held collateral received from Goldman Sachs Group Inc. and Morgan Stanley & Co. Inc. in the amounts of $409,479 and $199,954 on credit default swap contracts valued at $230,997 and $84,816, respectively. Net exposure to the counterparties were $(178,482) and $(115,138), respectively. Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

Futures Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$9,469	$(6,995,125)	$160,640	(1,916,630)	$(6,225,695)	$(14,967,341)
Credit Risk	—	—	—	—	561,216	561,216

Total	$9,469	$(6,995,125)	$160,640	$(1,916,630)	$(5,664,479)	$(14,406,125)

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$828,713
Written options	8,712,978
Futures contracts (to buy)	75,536,265
Futures contracts (to sell)	339,499,519

Average notional balance
Interest rate swap contracts	$115,202,000
Credit default swap contracts (to buy protection)	98,777,931
Credit default swap contracts (to sell protection)	93,960,751
Total return swap contracts	6,919,153

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 26, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 26, 2012